UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 18, 2005

MIPS TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-24487	77-0322161
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation or Organization)

1225 Charleston Road
Mountain View, CA 94043
(Address of Principal Executive Offices, including zip code)

(650) 567-5000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communciations pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

On August 18, 2005, the Compensation and Nominating Committee of the Board of Directors of MIPS Technologies, Inc. approved the payment of cash bonuses for the 2005 fiscal year ended June 30, 2005 for each of our named executive officers. On August 23, 2005, the Board of Directors approved the payment of a cash bonus for the 2005 fiscal year ended June 30, 2005 for the CEO. The 2005 fiscal year bonuses for the named executive officers are listed in Exhibit 99.1 to this report.

Item 9.01.   Financial Statements and Exhibits.

(c)       Exhibits

            99.1     2005 Bonuses for Named Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2005

MIPS TECHNOLOGIES, INC.
(Registrant)

By: /s/ KEVIN C. EICHLER
Kevin C. Eichler
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	2005 Bonuses for Named Executive Officers